UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                  CURRENT REPORT
                          PURSUANT TO SECTION 13 OR 15 (d)
                      OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) January 2, 2004

                         NUTRITIONAL SOURCING CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

              Delaware                 33-63372           65-0415593
   ------------------------------  ---------------  ----------------------
    (State or other jurisdiction    (Commission        (I.R.S. employer
         of incorporation)           File Number)     identification no.)


           1300 N.W. 22nd Street
           Pompano Beach, Florida                     33069
  ----------------------------------------    -----------------------
  (Address of principal executive offices)         (Zip code)

     Registrant's telephone number, including area code: (954) 977-2500
                                                         ---------------

     Registrant's former name
     ------------------------


ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE

 On December 19, 2003, Nutritional Sourcing Corporation (the "Company") filed its monthly operating reports for the periods extending from April 20, 2003 through November 29, 2003 (the "Operating Reports") with the United States Bankruptcy Court for the District of Delaware, from which certain excerpted financial information is attached hereto as Exhibit 99.1 through Exhibit
 99.8. These reports were filed in connection with the Company's voluntary petition for reorganization under Chapter 11 of Title 11 of the United States Bankruptcy Code in Case No. 02-12550.

 The Company cautions readers not to place reliance upon the information contained in the Operating Reports. The Operating Reports contain unaudited information, are limited in scope, cover a limited time period and are in the format prescribed by the applicable bankruptcy laws. There can be no assurance that the Operating Reports are complete. The Company also cautions readers to read the Cautionary Statement contained as part of this filing.

ITEM 7  FINANCIAL INFORMATION, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

                  (c)      Exhibit.      Document Description

                           99.1 Monthly Operating Report for the Period April 20, 2003 to
                                         May 17, 2003.


                           99.2 Monthly Operating Report for the Period May 18, 2003 to
                                         June 14, 2003.

                           99.3 Monthly Operating Report for the Period June 15, 2003 to
                                         July 12, 2003.

                           99.4 Monthly Operating Report for the Period July 13, 2003 to
                                         August 9, 2003.

                           99.5 Monthly Operating Report for the Period August 10, 2003 to
                                         September 6, 2003.

                           99.6 Monthly Operating Report for the Period September 7, 2003 to
                                         October 4, 2003.

                           99.7 Monthly Operating Report for the Period October 5, 2003 to
                                         November 1, 2003.

                           99.8 Monthly Operating Report for the Period November 2, 2003 to
                                         November 29, 2003.



SIGNATURE

      Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                             Nutritional Sourcing Corporation

January 2, 2004		         By: /s/ Daniel J. O'Leary
                                 ---------------------------
                                 Daniel J. O'Leary
                                 Executive Vice President
                                 And Chief Financial Officer


















                                                                 Exhibit 99.1
                      UNITED STATES BANKRUPTCY COURT
                       FOR THE DISTRICT OF DELAWARE

-----------------------------------------------------------------------------

In re:                                               Case No.:  02-12550 (PJW)
Nutritional Sourcing Corporation

-----------------------------------------------------------------------------

                     MONTHLY OPERATING REPORT FOR THE
                   PERIOD APRIL 20, 2003 TO MAY 17, 2003



      The undersigned declares under penalty of perjury (28 U.S.C. Section
 1746) that this report is true and correct to the best of my knowledge.


Date: December 12, 2003


Nutritional Sourcing Corporation



By: /s/ Daniel J. O'Leary
    ---------------------------
    Daniel J. O'Leary
    Executive Vice President
    And Chief Financial Officer





























NUTRITIONAL SOURCING CORPORATION
U.S. TRUSTEE MONTHLY OPERATING REPORT
FOR THE PERIOD APRIL 20, 2003 TO MAY 17, 2003

I.  Nutritional Sourcing Corporation (Parent Only)
    Unaudited Special-Purpose Financial Statements

  A. Special-Purpose Statement of Operations for the period
     April 20, 2003 to May 17, 2003
  B. Special-Purpose Balance Sheet as of May 17, 2003 and September 4, 2002
  C. Cash Receipts and Disbursements for the period September 4, 2002 to May 17, 2003
  D. Schedule of Professional Fees and Expenses for the period
     September 4, 2002 to May 17, 2003
  E. Summary of Post Petition Taxes for the period September 4, 2002 to May 17, 2003
  F. Accounts Receivable Reconciliation and Aging as of May 17, 2003
  G. Bank reconciliations (the company's copies are attached) and copies of Bank statements. *


II.  Debtor Questionnaire






























__________________________________________________________________________

* Omitted from Form 8-K.






NUTRITIONAL SOURCING CORPORATION
SPECIAL-PURPOSE STATEMENT OF OPERATIONS
(Unaudited)
-----------------------------------------------------------------------------
(DOLLARS IN THOUSANDS)

                                                                              CUMULATIVE FILING
                                                              PERIOD               TO DATE
                                                        -----------------     -----------------
                                                         APRIL 20, 2003	      SEPTEMBER 4, 2002
                                                               TO                    TO
                                                          MAY 17, 2003           MAY 17,2003
                                                        -----------------     -----------------
SALES                                                    $          0          $          0

Cost of Sales                                                       0                     0
                                                        -----------------     -----------------

GROSS MARGIN                                                        0                     0

Selling, general and administrative expenses                        0                     0
                                                        -----------------     -----------------

OPERATING PROFIT                                                    0                     0

Interest income (expense):
  Interest income                                               1,328                 11,881
  Interest expense: amortization of original
     issue discount                                               (36)                  (327)
                                                        -----------------     -----------------
Net interest income                                             1,292                 11,553
                                                        -----------------     -----------------

NET INCOME (LOSS) BEFORE REORGANIZATION ITEMS AND TAXES         1,292                 11,553

Reorganization items                                              525                  3,664
                                                        -----------------     -----------------

NET INCOME (LOSS) BEFORE TAXES                                    767                  7,890

Income Tax expense                                                  0                    174
                                                        -----------------     -----------------

NET INCOME (LOSS) BEFORE EARNINGS OF SUBSIDIARIES                 767                  7,716

Equity in earnings (loss) of subsidiaries                      (1,807)              (151,726)(1)
                                                        -----------------     -----------------

NET INCOME (LOSS)                                        $     (1,040)          $   (144,010)
                                                        =================     =================

(1) Per the requirements of SFAS No. 142, the Company recorded a $139,856 write down of goodwill. Additionally, the Company reversed $281 of previously recorded trade name amortization







NUTRITIONAL SOURCING CORPORATION
SPECIAL-PURPOSE BALANCE SHEET
(Unaudited)
-----------------------------------------------------------------------------
(DOLLARS IN THOUSANDS, EXCEPT SHARE DATA)

                                                                        AS OF
                                                            ------------------------------
                                                                MAY 17,      SEPTEMBER 4,
                                                                 2003           2002
                                                            --------------  --------------
ASSETS

CURRENT ASSETS
  Cash & cash equivalents                                    $         14    $          0
  Accounts receivable                                              20,755           9,662
  Notes receivable, net of Unamortized Premium of
     $250 and $1,040 as of May 17, 2003
     and September 4, 2002, respectively                          162,033         161,243
  Prepaid expenses                                                    195           1,660
                                                            --------------  --------------

TOTAL CURRENT ASSETS                                              182,997         172,565

  Bond issue costs - 1993 issue                                        98             426
  Deferred tax asset - original issue discount                      1,579           1,209
  Equity in subsidiaries                                          (91,908)         59,817
                                                            --------------  --------------

TOTAL ASSETS                                                 $     92,766    $    234,017
                                                            ==============  ==============

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
  Interest Payable                                          $          0    $       9,977
  Bonds Payable, net of Unamortized Discount of
     $1,052 as of September 4, 2002                                    0          176,231
  Accrued expenses                                                 1,076                0
  Deferred income taxes payable                                      544                0
  Intercompany payable                                             1,139           11,203
                                                           --------------  --------------

TOTAL CURRENT LIABILITIES                                          2,759          197,411

  Other liabilities                                                    0                0
                                                           --------------  --------------

TOTAL LIABILITIES NOT SUBJECT TO COMPROMISE                        2,759                0

LIABILITIES SUBJECT TO COMPROMISE                                197,411          197,411

  Common stock ($0.10 par value)                                       0                0
  Additional paid in capital                                      91,500           91,500
  Retained earnings (deficit)                                   (198,904)         (54,894)
                                                           --------------  --------------

TOTAL LIABILITIES & STOCKHOLDERS' EQUITY                    $      92,766    $    234,017
                                                           ==============  ==============

Memo:
LIABILITIES SUBJECT TO COMPROMISE
  Notes payable                                             $    176,231
  Interest payable                                                 9,977
  Intercompany payable                                            11,203
                                                           --------------
                                                            $    197,411
                                                           ==============

NUTRITIONAL SOURCING CORPORATION
CASH RECEIPTS AND DISBURSEMENTS
(Unaudited)
-----------------------------------------------------------------------------
(DOLLARS IN THOUSANDS)

                                              PERIOD                 CUMULATIVE FILING TO DATE
                                 ------------------------------    -----------------------------
                                      FROM APRIL 20, 2003            FROM SEPTEMBER 4, 2002
                                       TO MAY 17, 2003                  TO MAY 17, 2003
                                 ------------------------------    -----------------------------

                                    ACTUAL          PROJECTED         ACTUAL         PROJECTED
                                 -------------    -------------    ------------    -------------
Cash Receipts:
  Loans and advances (1)          $        4      $         0      $    1,065     $     3,858
                                 -------------    -------------    ------------    -------------

  CASH INFLOWS                             4                0           1,065           3,858
                                 -------------    -------------    ------------    -------------

Cash Disbursements:
  Professional fees                        0                0           1,043           3,840
  U.S. Trustee fees                        4                0               8              18
                                 -------------    -------------    ------------    -------------

  CASH OUTFLOWS                            4                0           1,051           3,858
                                 -------------    -------------    ------------    -------------

  NET CASH INFLOWS (OUTFLOWS)     $        0      $         0      $       14      $        0
                                 =============    =============    ============    =============


(1) All loans and advances were made to NSC by its operating subsidiaries.





























NUTRITIONAL SOURCING CORPORATION
SCHEDULE OF PROFESSIONAL FEES AND EXPENSES
(Unaudited)
-----------------------------------------------------------------------------

                                        FOR THE PERIOD SEPTEMBER 4, 2002 TO MAY 17, 2003
                                   -------------------------------------------------------------
                                      BILLED
NAME                                  AMOUNT           PAID           UNPAID           TOTAL
----                               -------------   -------------   -------------   -------------

Alvarez & Marsal                    $    82,091     $    82,091     $         0     $    82,091

Ashby & Geddes                           26,144           6,184          19,960          26,144

Bowne of Miami                           16,485           1,563          14,922          16,485

D.F. King & Co., Inc.                     7,527           7,527               0           7,527

Duane Morris LLP                         50,000          50,000               0          50,000

Gavin Anderson                           34,459          34,459               0          34,459

Kaye Schoeler LLP                       240,307           5,364         234,943         240,307

Jeffries & Company                    1,093,559         642,301         451,258       1,093,559

Milbank, Tweed, Hadley & McCloy         140,000               0         140,000         140,000

R. R. Donnelley Receivables              22,384          22,384               0          22,384

Stroock & Stroock & Lavan LLP           358,580         189,021         169,559         358,580

United States Trustee                    11,500           7,750           3,750          11,500

Other                                    44,386           3,149          41,237          44,386


                                   -------------   -------------   -------------   -------------

TOTAL                               $ 2,127,422     $ 1,051,792    $  1,075,630    $ 2,127,422
                                   =============   =============   =============   =============
























NUTRITIONAL SOURCING CORPORATION
SUMMARY OF POSTPETITION TAXES FROM THE PERIOD SEPTEMBER 4, 2002
  TO MAY 17, 2003
(Unaudited)
-----------------------------------------------------------------------------
(DOLLARS IN THOUSANDS)


                        Beginning     Amount                                          Ending
                           Tax      Withheld or    Amount       Date      Check No.     Tax
                        Liability     Accrued       Paid        Paid       or EFT    Liability
                       -----------  -----------  ----------  ----------  ----------  ----------
FEDERAL:

  Income:
    Accrued provision   $     544    $       0    $      0        N/A         N/A     $    544
                       -----------  -----------  ----------  ----------  ----------  ----------

TOTAL                   $     544    $       0    $      0        N/A         N/A     $    544
                       ===========  ===========  ==========  ==========  ==========  ==========











































NUTRITIONAL SOURCING CORPORATION
ACCOUNTS RECEIVABLE RECONCILIATION AND AGING
(Unaudited)
-----------------------------------------------------------------------------
(DOLLARS IN THOUSANDS)


                                                                               AS OF
                                                                          MAY 17, 2003
                                                                        ------------------
ACCOUNTS RECEIVABLE RECONCILIATION:
  Total Accounts Receivable at the beginning of the reporting period        $    19,518

  + Amounts billed during the period                                              1,237

  - Amounts collected during the period                                               0
                                                                        ------------------
  Total Accounts Receivable at the end of the reporting period              $    20,755
                                                                        ==================


                                                                               AS OF
                                                                          MAY 17,2003
                                                                        ------------------
ACCOUNTS RECEIVABLE AGING:
  0 - 30 days old                                                           $     1,237

  31 - 60 days old                                                                1,236

  61 - 90 days old                                                                1,237

  91+ days old                                                                   17,045
                                                                        ------------------
  Total Accounts Receivable                                                      20,755

  Amounts considered uncollectible (Bad Debt)                                         0
                                                                        ------------------
  Accounts Receivable (Net)                                                 $    20,755
                                                                        ==================






















                      UNITED STATES BANKRUPTCY COURT
                       FOR THE DISTRICT OF DELAWARE

 CASE NAME: Nutritional Sourcing Corporation    CASE NO.:  02-12550 (PJW)
            --------------------------------               --------------

             FOR THE PERIOD SEPTEMBER 4, 2002 TO MAY 17, 2003


                          DEBTOR QUESTIONNAIRE


 1.  Have any assets been sold or transferred outside
     the normal course of business this reporting
     period?  If yes, provide an explanation below.       Yes ( )      No (x)

 2.  Have any funds been disbursed from any account
     other than a debtor in possession account this
     reporting period?  If yes, provide an explanation
     below.                                               Yes ( )      No (x)

 3.  Have all post petition tax returns been timely
     filed?  If no, provide an explanation below.         Yes (x)      No ( )

 4.  Are worker's compensation, general liability
     and other necessary insurance coverages in
     effect?  If no, provide an explanation below.        Yes (x)      No ( )


































                                                                Exhibit 99.2
                      UNITED STATES BANKRUPTCY COURT
                       FOR THE DISTRICT OF DELAWARE

-----------------------------------------------------------------------------

In re:                                               Case No.:  02-12550 (PJW)
Nutritional Sourcing Corporation

-----------------------------------------------------------------------------

                     MONTHLY OPERATING REPORT FOR THE
                   PERIOD MAY 18, 2003 TO JUNE 14, 2003



      The undersigned declares under penalty of perjury (28 U.S.C. Section
 1746) that this report is true and correct to the best of my knowledge.


Date: December 16, 2003


Nutritional Sourcing Corporation



By: /s/ Daniel J. O'Leary
    ---------------------------
    Daniel J. O'Leary
    Executive Vice President
    And Chief Financial Officer




























NUTRITIONAL SOURCING CORPORATION
U.S. TRUSTEE MONTHLY OPERATING REPORT
FOR THE PERIOD MAY 18, 2003 TO JUNE 14, 2003

I.  Nutritional Sourcing Corporation (Parent Only)
    Unaudited Special-Purpose Financial Statements

  A. Special-Purpose Statement of Operations for the period
     May 18, 2003 to June 14, 2003
  B. Special-Purpose Balance Sheet as of June 14, 2003 and September 4, 2002
  C. Cash Receipts and Disbursements for the period September 4, 2002 to June 14, 2003
  D. Schedule of Professional Fees and Expenses for the period
     September 4, 2002 to June 14, 2003
  E. Summary of Post Petition Taxes for the period September 4, 2002 to June 14, 2003
  F. Accounts Receivable Reconciliation and Aging as of June 14, 2003
  G. Bank reconciliations (the company's copies are attached) and copies of Bank statements. *


II.  Debtor Questionnaire
































__________________________________________________________________________

* Omitted from Form 8-K.




NUTRITIONAL SOURCING CORPORATION
SPECIAL-PURPOSE STATEMENT OF OPERATIONS
(Unaudited)
-----------------------------------------------------------------------------
(DOLLARS IN THOUSANDS)

                                                                              CUMULATIVE FILING
                                                              PERIOD               TO DATE
                                                        -----------------     -----------------
                                                          MAY 18, 2003	      SEPTEMBER 4, 2002
                                                               TO                    TO
                                                         JUNE 14, 2003          JUNE 14,2003
                                                        -----------------     -----------------
SALES                                                    $          0          $          0

Cost of Sales                                                       0                     0
                                                        -----------------     -----------------

GROSS MARGIN                                                        0                     0

Selling, general and administrative expenses                        0                     0
                                                        -----------------     -----------------

OPERATING PROFIT                                                    0                     0

Interest income (expense):
  Interest income                                                 250                12,131
  Interest expense: amortization of original
     issue discount			                         (273)	               (600)
  Reorganization items                                         (2,983)               (6,647)
  Gain from early extinguishment of debt.                      36,613                36,613
                                                      -----------------     -----------------
NET INCOME (LOSS) BEFORE AND TAXES                             33,607                41,497
                                                        -----------------     -----------------
NET INCOME (LOSS) BEFORE TAXES                                 33,607                41,497

Income Tax expense                                                  0                   174
                                                        -----------------     -----------------

NET INCOME (LOSS) BEFORE EARNINGS OF SUBSIDIARIES              33,607                41,323

Equity in earnings (loss) of subsidiaries                        (263)             (151,989)
                                                        -----------------     -----------------

NET INCOME (LOSS)                                        $     33,344          $   (110,666)
                                                        =================     =================



















NUTRITIONAL SOURCING CORPORATION
SPECIAL-PURPOSE BALANCE SHEET
(Unaudited)
-----------------------------------------------------------------------------
(DOLLARS IN THOUSANDS, EXCEPT SHARE DATA)

                                                                        AS OF
                                                            ------------------------------
                                                                JUNE 14,      SEPTEMBER 4,
                                                                 2003           2002
                                                            --------------  --------------
ASSETS

CURRENT ASSETS
  Cash & cash equivalents                                    $         14    $          0
  Accounts receivable                                                 250           9,662
  Notes receivable, net of Unamortized Premium of
     $1,040 as of September 4, 2002                                     0         161,243
  Prepaid expenses                                                     26           1,660
                                                            --------------  --------------

TOTAL CURRENT ASSETS                                                  290         172,565

  Bond issue costs - 1993 issue                                         0             426
  Deferred tax asset - original issue discount                      1,579           1,209
  Notes receivable                                                 90,000               0
  Equity in subsidiaries                                          (55,663)         59,817
                                                            --------------  --------------

TOTAL ASSETS                                                 $     36,206    $    234,017
                                                            ==============  ==============

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
  Interest Payable                                          $          0    $       9,977
  Bonds Payable, net of Unamortized Discount of
     $1,052 as of September 4, 2002                                    0          176,231
  Accrued expenses                                                 3,521                0
  Deferred income taxes payable                                      544                0
  Intercompany payable                                             1,201           11,203
                                                           --------------  --------------

TOTAL CURRENT LIABILITIES                                          5,266          197,411

  Bonds Payable                                                   90,000                0
                                                           --------------  --------------

TOTAL LIABILITIES NOT SUBJECT TO COMPROMISE                       95,266                0

LIABILITIES SUBJECT TO COMPROMISE                                      0          197,411

  Common stock ($0.10 par value)                                       0                0
  Additional paid in capital                                     106,500           91,500
  Retained earnings (deficit)                                   (165,560)         (54,894)
                                                           --------------  --------------

TOTAL LIABILITIES & STOCKHOLDERS' EQUITY                    $      36,206    $    234,017
                                                           ==============  ==============

Memo:
LIABILITIES SUBJECT TO COMPROMISE
  Notes payable                                             $          0     $   176,231
  Interest payable                                                     0           9,977
  Intercompany payable                                                 0          11,203
                                                           --------------  --------------
                                                            $          0     $   197,411
                                                           ==============  ==============


NUTRITIONAL SOURCING CORPORATION
CASH RECEIPTS AND DISBURSEMENTS
(Unaudited)
-----------------------------------------------------------------------------
(DOLLARS IN THOUSANDS)

                                              PERIOD                 CUMULATIVE FILING TO DATE
                                 ------------------------------    -----------------------------
                                      FROM MAY 18, 2003	             FROM SEPTEMBER 4, 2002
                                       TO JUNE 14, 2003                 TO JUNE 14, 2003
                                 ------------------------------    -----------------------------

                                    ACTUAL          PROJECTED         ACTUAL         PROJECTED
                                 -------------    -------------    ------------    -------------
Cash Receipts:
  Loans and advances (1)          $      348      $         0      $    1,413     $     3,858
                                 -------------    -------------    ------------    -------------

  CASH INFLOWS                           348                0           1,413           3,858
                                 -------------    -------------    ------------    -------------

Cash Disbursements:
  Professional fees                      348                0           1,391           3,840
  U.S. Trustee fees                        0                0               8              18
                                 -------------    -------------    ------------    -------------

  CASH OUTFLOWS                          348                0           1,399           3,858
                                 -------------    -------------    ------------    -------------

  NET CASH INFLOWS (OUTFLOWS)     $        0      $         0      $       14      $        0
                                 =============    =============    ============    =============


(1) All loans and advances were made to NSC by its operating subsidiaries.





























NUTRITIONAL SOURCING CORPORATION
SCHEDULE OF PROFESSIONAL FEES AND EXPENSES
(Unaudited)
-----------------------------------------------------------------------------

                                        FOR THE PERIOD SEPTEMBER 4, 2002 TO JUNE 14, 2003
                                   -------------------------------------------------------------
                                      BILLED
NAME                                  AMOUNT           PAID           UNPAID           TOTAL
----                               -------------   -------------   -------------   -------------

Alvarez & Marsal                    $ 1,054,985   $      82,031    $     972,954   $   1,054,985

Ashby & Geddes                           25,659           6,183           19,476          25,659

Bowne of Miami                           16,485          16,485                0          16,485

D.F. King & Co., Inc.                     7,527           7,527                0           7,527

Duane Morris LLP                         58,523          50,000            8,523          58,523

Gavin Anderson                           34,459          34,459                0          34,459

Kaye Schoeler LLP                       243,131          62,137          180,994         243,131

Jeffries & Company                    1,516,801         802,911          713,890       1,516,801

Milbank, Tweed, Hadley & McCloy         274,060          32,616          241,444         274,060

R. R. Donnelley Receivables              22,384          22,384                0          22,384

Stroock & Stroock & Lavan LLP           454,034         222,138          231,897         454,034

United States Trustee                    11,500           7,750            3,750          11,500

Other                                    37,787           3,209           34,578          37,787

Deloitte  & Touche                       25,000               0           25,000          25,000

Wilmington Trust                         49,500          49,500                0          49,500
                                   -------------   -------------   -------------   -------------

TOTAL                               $ 3,831,835     $ 1,399,329    $  2,432,506     $ 3,831,835
                                   =============   =============   =============   =============























NUTRITIONAL SOURCING CORPORATION
SUMMARY OF POSTPETITION TAXES FROM THE PERIOD SEPTEMBER 4, 2002
  TO JUNE 14 2003
(Unaudited)
-----------------------------------------------------------------------------
(DOLLARS IN THOUSANDS)


                        Beginning     Amount                                          Ending
                           Tax      Withheld or    Amount       Date      Check No.     Tax
                        Liability     Accrued       Paid        Paid       or EFT    Liability
                       -----------  -----------  ----------  ----------  ----------  ----------
FEDERAL:

  Income:
    Accrued provision   $     544    $       0    $      0        N/A         N/A     $    544
                       -----------  -----------  ----------  ----------  ----------  ----------

TOTAL                   $     544    $       0    $      0        N/A         N/A     $    544
                       ===========  ===========  ==========  ==========  ==========  ==========











































NUTRITIONAL SOURCING CORPORATION
ACCOUNTS RECEIVABLE RECONCILIATION AND AGING
(Unaudited)
-----------------------------------------------------------------------------
(DOLLARS IN THOUSANDS)


                                                                               AS OF
                                                                          JUNE 14, 2003
                                                                        ------------------
ACCOUNTS RECEIVABLE RECONCILIATION:
  Total Accounts Receivable at the beginning of the reporting period        $    20,755

  + Amounts billed during the period                                                250

  - Amounts collected during the period                                          20,755
                                                                        ------------------
  Total Accounts Receivable at the end of the reporting period              $       250
                                                                        ==================


                                                                               AS OF
                                                                          JUNE 14, 2003
                                                                        ------------------
ACCOUNTS RECEIVABLE AGING:
  0 - 30 days old                                                           $       250

  31 - 60 days old                                                                    0

  61 - 90 days old                                                                    0

  91+ days old                                                                        0
                                                                        ------------------
  Total Accounts Receivable                                                         250

  Amounts considered uncollectible (Bad Debt)                                         0
                                                                        ------------------
  Accounts Receivable (Net)                                                 $       250

                                                                        ==================





















                      UNITED STATES BANKRUPTCY COURT
                       FOR THE DISTRICT OF DELAWARE

 CASE NAME: Nutritional Sourcing Corporation    CASE NO.:  02-12550 (PJW)
            --------------------------------               --------------

             FOR THE PERIOD SEPTEMBER 4, 2002 TO JUNE 14,2003


                          DEBTOR QUESTIONNAIRE


 1.  Have any assets been sold or transferred outside
     the normal course of business this reporting
     period?  If yes, provide an explanation below.       Yes ( )      No (x)

 2.  Have any funds been disbursed from any account
     other than a debtor in possession account this
     reporting period?  If yes, provide an explanation
     below.                                               Yes ( )      No (x)

 3.  Have all post petition tax returns been timely
     filed?  If no, provide an explanation below.         Yes (x)      No ( )

 4.  Are worker's compensation, general liability
     and other necessary insurance coverages in
     effect?  If no, provide an explanation below.        Yes (x)      No ( )

































                                                                 Exhibit 99.3
                      UNITED STATES BANKRUPTCY COURT
                       FOR THE DISTRICT OF DELAWARE

-----------------------------------------------------------------------------

In re:                                               Case No.:  02-12550 (PJW)
Nutritional Sourcing Corporation

-----------------------------------------------------------------------------

                     MONTHLY OPERATING REPORT FOR THE
                   PERIOD JUNE 15, 2003 TO JULY 12, 2003



      The undersigned declares under penalty of perjury (28 U.S.C. Section
 1746) that this report is true and correct to the best of my knowledge.


Date: December 16, 2003


Nutritional Sourcing Corporation



By: /s/ Daniel J. O'Leary
    ---------------------------
    Daniel J. O'Leary
    Executive Vice President
    And Chief Financial Officer





























NUTRITIONAL SOURCING CORPORATION
U.S. TRUSTEE MONTHLY OPERATING REPORT
FOR THE PERIOD JUNE 15, 2003 TO JULY 12, 2003

I.  Nutritional Sourcing Corporation (Parent Only)
    Unaudited Special-Purpose Financial Statements

  A. Special-Purpose Statement of Operations for the period
     June 15, 2003 to July 12, 2003
  B. Special-Purpose Balance Sheet as of July 12, 2003 and September 4, 2002
  C. Cash Receipts and Disbursements for the period September 4, 2002 to July 12, 2003
  D. Schedule of Professional Fees and Expenses for the period
     September 4, 2002 to July 12, 2003
  E. Summary of Post Petition Taxes for the period September 4, 2002 to July 12, 2003
  F. Accounts Receivable Reconciliation and Aging as of July 12, 2003
  G. Bank reconciliations (the company's copies are attached) and copies of Bank statements. *


II.  Debtor Questionnaire






























__________________________________________________________________________

* Omitted from Form 8-K.






NUTRITIONAL SOURCING CORPORATION
SPECIAL-PURPOSE STATEMENT OF OPERATIONS
(Unaudited)
-----------------------------------------------------------------------------
(DOLLARS IN THOUSANDS)

                                                                              CUMULATIVE FILING
                                                              PERIOD               TO DATE
                                                        -----------------     -----------------
                                                          JUNE 15, 2003	      SEPTEMBER 4, 2002
                                                               TO                    TO
                                                          JULY 12, 2003          JULY 12,2003
                                                        -----------------     -----------------
SALES                                                    $          0          $          0

Cost of Sales                                                       0                     0
                                                        -----------------     -----------------

GROSS MARGIN                                                        0                     0

Selling, general and administrative expenses                        0                     0
                                                        -----------------     -----------------

OPERATING PROFIT                                                    0                     0

Interest income (expense):
  Interest income                                                 699                12,830
  Interest expense: amortization of original
  issue discount	                                         (694)		     (1,294)
  Reorganization items                                              0	             (6,647)
  Gain from early extinguishment of debt                            0                36,613
                                                      -----------------     -----------------
NET INCOME (LOSS) BEFORE AND TAXES                                  5                41,502
                                                        -----------------     -----------------

Income Tax expense                                                  0                   174
                                                        -----------------     -----------------

NET INCOME (LOSS) BEFORE EARNINGS OF SUBSIDIARIES                   5                41,328

Equity in earnings (loss) of subsidiaries                      (1,163)             (153,152)
                                                        -----------------     -----------------

NET INCOME (LOSS)                                        $     (1,158)         $   (111,824)
                                                        =================     =================



















NUTRITIONAL SOURCING CORPORATION
SPECIAL-PURPOSE BALANCE SHEET
(Unaudited)
-----------------------------------------------------------------------------
(DOLLARS IN THOUSANDS, EXCEPT SHARE DATA)

                                                                        AS OF
                                                            ------------------------------
                                                                JULY 12,      SEPTEMBER 4,
                                                                 2003           2002
                                                            --------------  --------------
ASSETS

CURRENT ASSETS
  Cash & cash equivalents                                    $         14    $          0
  Accounts receivable				                      949	    9,662
  Notes receivable, net of Unamortized Premium of
     $1,040 as of September 4, 2002                                     0         161,243
  Prepaid expenses                                                     26           1,660
                                                            --------------  --------------

TOTAL CURRENT ASSETS                                                  989         172,565

  Bond issue costs - 1993 issue                                         0             426
  Deferred tax asset - original issue discount                      1,579           1,209
  Notes receivable                                                 90,000               0
  Equity in subsidiaries                                          (56,825)         59,817
                                                            --------------  --------------

TOTAL ASSETS                                                 $     35,743    $    234,017
                                                            ==============  ==============

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
  Interest Payable                                          $          0    $       9,977
  Bonds Payable, net of Unamortized Discount of
     $1,052 as of September 4, 2002                                    0          176,231
  Accrued expenses                                                 3,521                0
  Deferred income taxes payable                                      544                0
  Intercompany payable                                             1,895           11,203
                                                           --------------  --------------

TOTAL CURRENT LIABILITIES                                          5,960          197,411

  Bonds Payable                                                   90,000                0
                                                           --------------  --------------

TOTAL LIABILITIES NOT SUBJECT TO COMPROMISE                       95,960                0

LIABILITIES SUBJECT TO COMPROMISE                                      0          197,411

  Common stock ($0.10 par value)                                       0                0
  Additional paid in capital                                     106,500           91,500
  Retained earnings (deficit)                                   (166,717)         (54,894)
                                                           --------------  --------------

TOTAL LIABILITIES & STOCKHOLDERS' EQUITY                    $     35,743    $     234,017
                                                           ==============  ==============

Memo:
LIABILITIES SUBJECT TO COMPROMISE
  Notes payable                                             $          0    $    176,231
  Interest payable                                                     0           9,977
  Intercompany payable                                                 0          11,203
                                                           --------------  --------------
                                                            $          0    $    197,411
                                                           ==============  ==============

NUTRITIONAL SOURCING CORPORATION
CASH RECEIPTS AND DISBURSEMENTS
(Unaudited)
-----------------------------------------------------------------------------
(DOLLARS IN THOUSANDS)

                                              PERIOD                 CUMULATIVE FILING TO DATE
                                 ------------------------------    -----------------------------
                                      FROM JUNE 15, 2003	      FROM SEPTEMBER 4, 2002
                                       TO JULY 12, 2003                  TO JULY 12, 2003
                                 ------------------------------    -----------------------------

                                    ACTUAL          PROJECTED         ACTUAL         PROJECTED
                                 -------------    -------------    ------------    -------------
Cash Receipts:
  Loans and advances (1)          $        0      $         0      $    1,413     $     3,858
                                 -------------    -------------    ------------    -------------

  CASH INFLOWS                             0                0           1,413           3,858
                                 -------------    -------------    ------------    -------------

Cash Disbursements:
  Professional fees                        0                0           1,391           3,840
  U.S. Trustee fees                        0                0               8              18
                                 -------------    -------------    ------------    -------------

  CASH OUTFLOWS                            0                0           1,399           3,858
                                 -------------    -------------    ------------    -------------

  NET CASH INFLOWS (OUTFLOWS)     $        0      $         0      $       14      $        0
                                 =============    =============    ============    =============


(1) All loans and advances were made to NSC by its operating subsidiaries.





























NUTRITIONAL SOURCING CORPORATION
SCHEDULE OF PROFESSIONAL FEES AND EXPENSES
(Unaudited)
-----------------------------------------------------------------------------

                                        FOR THE PERIOD SEPTEMBER 4, 2002 TO JULY 12, 2003
                                   -------------------------------------------------------------
                                      BILLED
NAME                                  AMOUNT           PAID           UNPAID           TOTAL
----                               -------------   -------------   -------------   -------------

Alvarez & Marsal                    $ 1,054,985   $      82,031    $     972,954   $   1,054,985

Ashby & Geddes                           25,659           6,183           19,476          25,659

Bowne of Miami                           16,485          16,485                0          16,485

D.F. King & Co., Inc.                     7,527           7,527                0           7,527

Duane Morris LLP                         58,523          50,000            8,523          58,523

Gavin Anderson                           34,459          34,459                0          34,459

Kaye Schoeler LLP                       243,131          62,137          180,994         243,131

Jeffries & Company                    1,516,801         802,911          713,890       1,516,801

Milbank, Tweed, Hadley & McCloy         274,060          32,616          241,444         274,060

R. R. Donnelley Receivables              22,384          22,384                0          22,384

Stroock & Stroock & Lavan LLP           454,034         222,138          231,897         454,034

United States Trustee                    11,500           7,750            3,750          11,500

Other                                    37,787           3,209           34,578          37,787

Deloitte  & Touche                       25,000               0           25,000          25,000

Wilmington Trust                         49,500          49,500                0          49,500
                                   -------------   -------------   -------------   -------------

TOTAL                               $ 3,831,835     $ 1,399,329    $  2,432,506     $ 3,831,835
                                   =============   =============   =============   =============























NUTRITIONAL SOURCING CORPORATION
SUMMARY OF POSTPETITION TAXES FROM THE PERIOD SEPTEMBER 4, 2002
  TO JULY 12, 2003
(Unaudited)
-----------------------------------------------------------------------------
(DOLLARS IN THOUSANDS)


                        Beginning     Amount                                          Ending
                           Tax      Withheld or    Amount       Date      Check No.     Tax
                        Liability     Accrued       Paid        Paid       or EFT    Liability
                       -----------  -----------  ----------  ----------  ----------  ----------
FEDERAL:

  Income:
    Accrued provision   $     544    $       0    $      0        N/A         N/A     $    544
                       -----------  -----------  ----------  ----------  ----------  ----------

TOTAL                   $     544    $       0    $      0        N/A         N/A     $    544
                       ===========  ===========  ==========  ==========  ==========  ==========











































NUTRITIONAL SOURCING CORPORATION
ACCOUNTS RECEIVABLE RECONCILIATION AND AGING
(Unaudited)
-----------------------------------------------------------------------------
(DOLLARS IN THOUSANDS)


                                                                               AS OF
                                                                          JULY 12, 2003
                                                                        ------------------
ACCOUNTS RECEIVABLE RECONCILIATION:
  Total Accounts Receivable at the beginning of the reporting period        $       250

  + Amounts billed during the period                                                699

  - Amounts collected during the period                                               0
                                                                        ------------------
  Total Accounts Receivable at the end of the reporting period              $       949
                                                                        ==================


                                                                               AS OF
                                                                          JULY 12, 2003
                                                                        ------------------
ACCOUNTS RECEIVABLE AGING:
  0 - 30 days old                                                           $       699

  31 - 60 days old                                                                  250

  61 - 90 days old                                                                    0

  91+ days old                                                                        0
                                                                        ------------------
  Total Accounts Receivable                                                         949

  Amounts considered uncollectible (Bad Debt)                                         0
                                                                        ------------------
  Accounts Receivable (Net)                                                 $       949

                                                                        ==================





















                      UNITED STATES BANKRUPTCY COURT
                       FOR THE DISTRICT OF DELAWARE

 CASE NAME: Nutritional Sourcing Corporation    CASE NO.:  02-12550 (PJW)
            --------------------------------               --------------

             FOR THE PERIOD SEPTEMBER 4, 2002 TO JULY 12, 2003


                          DEBTOR QUESTIONNAIRE


 1.  Have any assets been sold or transferred outside
     the normal course of business this reporting
     period?  If yes, provide an explanation below.       Yes ( )      No (x)

 2.  Have any funds been disbursed from any account
     other than a debtor in possession account this
     reporting period?  If yes, provide an explanation
     below.                                               Yes ( )      No (x)

 3.  Have all post petition tax returns been timely
     filed?  If no, provide an explanation below.         Yes (x)      No ( )

 4.  Are worker's compensation, general liability
     and other necessary insurance coverages in
     effect?  If no, provide an explanation below.        Yes (x)      No ( )


































                                                                 Exhibit 99.4
                      UNITED STATES BANKRUPTCY COURT
                       FOR THE DISTRICT OF DELAWARE

-----------------------------------------------------------------------------

In re:                                               Case No.:  02-12550 (PJW)
Nutritional Sourcing Corporation

-----------------------------------------------------------------------------

                     MONTHLY OPERATING REPORT FOR THE
                 PERIOD JULY 13, 2003 TO AUGUST 9, 2003



      The undersigned declares under penalty of perjury (28 U.S.C. Section
 1746) that this report is true and correct to the best of my knowledge.


Date: December 16, 2003


Nutritional Sourcing Corporation



By: /s/ Daniel J. O'Leary
    ---------------------------
    Daniel J. O'Leary
    Executive Vice President
    And Chief Financial Officer





























NUTRITIONAL SOURCING CORPORATION
U.S. TRUSTEE MONTHLY OPERATING REPORT
FOR THE PERIOD JULY 13, 2003 TO AUGUST 9, 2003

I.  Nutritional Sourcing Corporation (Parent Only)
    Unaudited Special-Purpose Financial Statements

  A. Special-Purpose Statement of Operations for the period
     July 13, 2003 to August 9, 2003
  B. Special-Purpose Balance Sheet as of August 9, 2003 and September 4, 2002
  C. Cash Receipts and Disbursements for the period September 4, 2002 to August 9, 2003
  D. Schedule of Professional Fees and Expenses for the period
     September 4, 2002 to August 9, 2003
  E. Summary of Post Petition Taxes for the period September 4, 2002 to August 9, 2003
  F. Accounts Receivable Reconciliation and Aging as of August 9, 2003
  G. Bank reconciliations (the company's copies are attached) and copies of Bank statements. *


II.  Debtor Questionnaire
































__________________________________________________________________________

* Omitted from Form 8-K.




NUTRITIONAL SOURCING CORPORATION
SPECIAL-PURPOSE STATEMENT OF OPERATIONS
(Unaudited)
-----------------------------------------------------------------------------
(DOLLARS IN THOUSANDS)

                                                                              CUMULATIVE FILING
                                                              PERIOD               TO DATE
                                                        -----------------     -----------------
                                                         JULY 13, 2003	      SEPTEMBER 4, 2002
                                                               TO                    TO
                                                         AUGUST 9, 2003        AUGUST 9, 2003
                                                        -----------------     -----------------
SALES                                                    $          0          $          0

Cost of Sales                                                       0                     0
                                                        -----------------     -----------------

GROSS MARGIN                                                        0                     0

Selling, general and administrative expenses                        0                     0
                                                        -----------------     -----------------

OPERATING PROFIT                                                    0                     0

Interest income (expense):
  Interest income                                                 699                13,529
  Interest expense: amortization of original
     issue discount  					         (694)		     (1,988)
  Reorganization items                                              0	             (6,647)
  Gain from early extinguishment of debt                         (105)               36,508
                                                      -----------------     -----------------
NET INCOME (LOSS) BEFORE AND TAXES                               (100)               41,402
                                                        -----------------     -----------------

Income Tax expense                                              1,516                 1,690
                                                        -----------------     -----------------

NET INCOME (LOSS) BEFORE EARNINGS OF SUBSIDIARIES              (1,616)        	     39,712

Equity in earnings (loss) of subsidiaries                        (351)             (153,501)
                                                        -----------------     -----------------

NET INCOME (LOSS)                                        $     (1,967)          $  (113,789)
                                                        =================     =================




















NUTRITIONAL SOURCING CORPORATION
SPECIAL-PURPOSE BALANCE SHEET
(Unaudited)
-----------------------------------------------------------------------------
(DOLLARS IN THOUSANDS, EXCEPT SHARE DATA)

                                                                        AS OF
                                                            ------------------------------
                                                              AUGUST 9,      SEPTEMBER 4,
                                                                 2003            2002
                                                            --------------  --------------
ASSETS

CURRENT ASSETS
  Cash & cash equivalents                                    $         10    $          0
  Accounts receivable                                               1,648           9,662
  Notes receivable, net of Unamortized Premium of
     $1,040 as September 4, 2002, respectively		                0         161,243
  Prepaid expenses                                                     26           1,660
                                                            --------------  --------------

TOTAL CURRENT ASSETS                                                1,684         172,565

  Bond issue costs - 1993 issue                                         0             426
  Deferred tax asset - original issue discount                          0           1,209
  Notes receivable						   90,000	        0
  Equity in subsidiaries                                          (57,174)         59,817
                                                            --------------  --------------

TOTAL ASSETS                                                 $     34,510    $    234,017
                                                            ==============  ==============

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
  Interest Payable		                              $        0    $       9,977
  Bonds Payable, net of Unamortized Discount of
     $1,052 as of September 4, 2002                                    0          176,231
  Accrued expenses                                                 3,517                0
  Deferred income taxes payable                                      482                0
  Intercompany payable                                             2,694           11,203
                                                           --------------  --------------

TOTAL CURRENT LIABILITIES                                          6,693          197,411

  Bonds Payable                                                   90,000                0
                                                           --------------  --------------

TOTAL LIABILITIES NOT SUBJECT TO COMPROMISE                       96,693                0

LIABILITIES SUBJECT TO COMPROMISE                                      0          197,411

  Common stock ($0.10 par value)                                       0                0
  Additional paid in capital                                     106,500           91,500
  Retained earnings (deficit)                                   (168,683)         (54,894)
                                                           --------------  --------------

TOTAL LIABILITIES & STOCKHOLDERS' EQUITY                    $     34,510    $     234,017
                                                           ==============  ==============

Memo:
LIABILITIES SUBJECT TO COMPROMISE
  Notes payable                                             $          0     $    176,231
  Interest payable                                                     0	    9,977
  Intercompany payable                                                 0           11,203
                                                           --------------   --------------
                                                            $          0     $    197,411
                                                           ==============   ==============

NUTRITIONAL SOURCING CORPORATION
CASH RECEIPTS AND DISBURSEMENTS
(Unaudited)
-----------------------------------------------------------------------------
(DOLLARS IN THOUSANDS)

                                              PERIOD                 CUMULATIVE FILING TO DATE
                                 ------------------------------    -----------------------------
                                      FROM JULY 13, 2003	     FROM SEPTEMBER 4, 2002
                                       TO AUGUST 9, 2003               TO AUGUST 9, 2003
                                 ------------------------------    -----------------------------

                                    ACTUAL          PROJECTED         ACTUAL         PROJECTED
                                 -------------    -------------    ------------    -------------
Cash Receipts:
  Loans and advances (1)          $        0      $         0      $    1,413     $     3,858
                                 -------------    -------------    ------------    -------------

  CASH INFLOWS                             0                0           1,413           3,858
                                 -------------    -------------    ------------    -------------

Cash Disbursements:
  Professional fees                        0                0           1,391           3,840
  U.S. Trustee fees                        4                0              12              18
                                 -------------    -------------    ------------    -------------

  CASH OUTFLOWS                            4                0           1,403           3,858
                                 -------------    -------------    ------------    -------------

  NET CASH INFLOWS (OUTFLOWS)     $        4      $         0      $       10      $        0
                                 =============    =============    ============    =============


(1) All loans and advances were made to NSC by its operating subsidiaries.





























NUTRITIONAL SOURCING CORPORATION
SCHEDULE OF PROFESSIONAL FEES AND EXPENSES
(Unaudited)
-----------------------------------------------------------------------------

                                        FOR THE PERIOD SEPTEMBER 4, 2002 TO AUGUST 9, 2003
                                   -------------------------------------------------------------
                                      BILLED
NAME                                  AMOUNT           PAID           UNPAID           TOTAL
----                               -------------   -------------   -------------   -------------

Alvarez & Marsal                    $ 1,054,985   $      82,031    $     972,954   $   1,054,985

Ashby & Geddes                           25,659           6,183           19,476          25,659

Bowne of Miami                           16,485          16,485                0          16,485

D.F. King & Co., Inc.                     7,527           7,527                0           7,527

Duane Morris LLP                         58,523          50,000            8,523          58,523

Gavin Anderson                           34,459          34,459                0          34,459

Kaye Schoeler LLP                       243,131          62,137          180,994         243,131

Jeffries & Company                    1,516,801         802,911          713,890       1,516,801

Milbank, Tweed, Hadley & McCloy         274,060          32,616          241,444         274,060

R. R. Donnelley Receivables              22,384          22,384                0          22,384

Stroock & Stroock & Lavan LLP           454,034         222,138          231,897         454,034

United States Trustee                    11,500          11,500                0          11,500

Other                                    37,787           3,209           34,578          37,787

Deloitte  & Touche                       25,000               0           25,000          25,000

Wilmington Trust                         49,500          49,500                0          49,500
                                   -------------   -------------   -------------   -------------

TOTAL                               $ 3,831,835     $ 1,403,079     $  2,428,756     $ 3,831,835
                                   =============   =============   =============   =============























NUTRITIONAL SOURCING CORPORATION
SUMMARY OF POSTPETITION TAXES FROM THE PERIOD SEPTEMBER 4, 2002
  TO AUGUST 9, 2003
(Unaudited)
-----------------------------------------------------------------------------
(DOLLARS IN THOUSANDS)


                        Beginning     Amount                                          Ending
                           Tax      Withheld or    Amount       Date      Check No.     Tax
                        Liability     Accrued       Paid        Paid       or EFT    Liability
                       -----------  -----------  ----------  ----------  ----------  ----------
FEDERAL:

  Income:
    Accrued provision   $     544    $     (62)   $      0       N/A         N/A     $    482
                       -----------  -----------  ----------  ----------  ----------  ----------

TOTAL                   $     544    $     (62)   $      0       N/A         N/A     $    482
                       ===========  ===========  ==========  ==========  ==========  ==========











































NUTRITIONAL SOURCING CORPORATION
ACCOUNTS RECEIVABLE RECONCILIATION AND AGING
(Unaudited)
-----------------------------------------------------------------------------
(DOLLARS IN THOUSANDS)


                                                                               AS OF
                                                                          AUGUST 9, 2003
                                                                        ------------------
ACCOUNTS RECEIVABLE RECONCILIATION:
  Total Accounts Receivable at the beginning of the reporting period        $       949

  + Amounts billed during the period                                                699

  - Amounts collected during the period                                               0
                                                                        ------------------
  Total Accounts Receivable at the end of the reporting period              $     1,648
                                                                        ==================


                                                                               AS OF
                                                                         AUGUST 9, 2003
                                                                        ------------------
ACCOUNTS RECEIVABLE AGING:
  0 - 30 days old                                                           $       699

  31 - 60 days old                                                                  699

  61 - 90 days old                                                                  250

  91+ days old                                                                        0
    ------------------
  Total Accounts Receivable                                                       1,648

  Amounts considered uncollectible (Bad Debt)                                         0
                                                                        ------------------
  Accounts Receivable (Net)                                                 $     1,648

                                                                        ==================





















                      UNITED STATES BANKRUPTCY COURT
                       FOR THE DISTRICT OF DELAWARE

 CASE NAME: Nutritional Sourcing Corporation    CASE NO.:  02-12550 (PJW)
            --------------------------------               --------------

             FOR THE PERIOD SEPTEMBER 4, 2002 TO AUGUST 9,2003


                          DEBTOR QUESTIONNAIRE


 1.  Have any assets been sold or transferred outside
     the normal course of business this reporting
     period?  If yes, provide an explanation below.       Yes ( )      No (x)

 2.  Have any funds been disbursed from any account
     other than a debtor in possession account this
     reporting period?  If yes, provide an explanation
     below.                                               Yes ( )      No (x)

 3.  Have all post petition tax returns been timely
     filed?  If no, provide an explanation below.         Yes (x)      No ( )

 4.  Are worker's compensation, general liability
     and other necessary insurance coverages in
     effect?  If no, provide an explanation below.        Yes (x)      No ( )


































                                                                 Exhibit 99.5
                      UNITED STATES BANKRUPTCY COURT
                       FOR THE DISTRICT OF DELAWARE

-----------------------------------------------------------------------------

In re:                                               Case No.:  02-12550 (PJW)
Nutritional Sourcing Corporation

-----------------------------------------------------------------------------

                     MONTHLY OPERATING REPORT FOR THE
               PERIOD AUGUST 10, 2003 TO SEPTEMBER 6, 2003



      The undersigned declares under penalty of perjury (28 U.S.C. Section
 1746) that this report is true and correct to the best of my knowledge.


Date: December 16, 2003


Nutritional Sourcing Corporation



By: /s/ Daniel J. O'Leary
    ---------------------------
    Daniel J. O'Leary
    Executive Vice President
    And Chief Financial Officer





























NUTRITIONAL SOURCING CORPORATION
U.S. TRUSTEE MONTHLY OPERATING REPORT
FOR THE PERIOD AUGUST 10, 2003 TO SEPTEMBER 6, 2003

I.  Nutritional Sourcing Corporation (Parent Only)
    Unaudited Special-Purpose Financial Statements

  A. Special-Purpose Statement of Operations for the period
     August 10, 2003 to September 6, 2003
  B. Special-Purpose Balance Sheet as of September 6, 2003 and September 4,
     2002
  C. Cash Receipts and Disbursements for the period September 4, 2002 to September 6, 2003
  D. Schedule of Professional Fees and Expenses for the period
     September 4, 2002 to September 6, 2003
  E. Summary of Post Petition Taxes for the period September 4, 2002 to September 6, 2003
  F. Accounts Receivable Reconciliation and Aging as of September 6, 2003
  G. Bank reconciliations (the company's copies are attached) and copies of Bank statements. *


II.  Debtor Questionnaire






























__________________________________________________________________________

* Omitted from Form 8-K.





NUTRITIONAL SOURCING CORPORATION
SPECIAL-PURPOSE STATEMENT OF OPERATIONS
(Unaudited)
-----------------------------------------------------------------------------
(DOLLARS IN THOUSANDS)

                                                                              CUMULATIVE FILING
                                                              PERIOD               TO DATE
                                                        -----------------     -----------------
                                                         AUGUST 10, 2003      SEPTEMBER 4, 2002
                                                               TO                    TO
                                                        SEPTEMBER 6, 2003     SEPTEMBER 6, 2003
                                                        -----------------     -----------------
SALES                                                    $          0          $          0

Cost of Sales                                                       0                     0
                                                        -----------------     -----------------

GROSS MARGIN                                                        0                     0

Selling, general and administrative expenses                        0                     0
                                                        -----------------     -----------------

OPERATING PROFIT                                                    0                     0

Interest income (expense):
  Interest income                                                 699                 14,228
  Interest expense: amortization of original
     issue discount                                              (694)                (2,682)
  Reorganization items                                              0                 (6,647)
  Gain from early extinguishment of debt                            0                 36,508
                                                        -----------------     -----------------
Net interest income                                                 5                 41,407
                                                        -----------------     -----------------

NET INCOME (LOSS) BEFORE TAXES                                      5                 41,407

Income Tax expense                                                  0                  1,690
                                                        -----------------     -----------------

NET INCOME (LOSS) BEFORE EARNINGS OF SUBSIDIARIES                   5                 39,717

Equity in earnings (loss) of subsidiaries                      (1,449)              (154,950)
                                                        -----------------     -----------------

NET INCOME (LOSS)                                        $     (1,444)          $   (115,233)
                                                        =================     =================


















NUTRITIONAL SOURCING CORPORATION
SPECIAL-PURPOSE BALANCE SHEET
(Unaudited)
-----------------------------------------------------------------------------
(DOLLARS IN THOUSANDS, EXCEPT SHARE DATA)

                                                                        AS OF
                                                            ------------------------------
                                                             SEPTEMBER 6,    SEPTEMBER 4,
                                                                 2003            2002
                                                            --------------  --------------
ASSETS

CURRENT ASSETS
  Cash & cash equivalents                                    $         11    $          0
  Accounts receivable                                               2,346           9,662
  Notes receivable, net of Unamortized Premium of
     $1,040 as of September 4, 2002                                     0         161,243
  Prepaid expenses                                                      0           1,660
                                                            --------------  --------------

TOTAL CURRENT ASSETS                                                2,357         172,565

  Bond issue costs - 1993 issue                                         0             426
  Deferred tax asset - original issue discount                          0           1,209
  Notes receivable                                                 90,000               0
  Equity in subsidiaries                                          (58,624)         59,817
                                                            --------------  --------------

TOTAL ASSETS                                                 $     33,733    $    234,017
                                                            ==============  ==============

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
  Interest Payable                                          $      2,330    $       9,977
  Bonds Payable, net of Unamortized Discount of
     $1,052 as of September 4, 2002                                    0          176,231
  Accrued expenses                                                 1,731                0
  Deferred income taxes payable                                      482                0
  Intercompany payable                                             2,819           11,203
                                                           --------------  --------------

TOTAL CURRENT LIABILITIES                                          7,362          197,411

  Bonds Payable                                                   90,000                0
                                                           --------------  --------------

TOTAL LIABILITIES NOT SUBJECT TO COMPROMISE                       97,362                0

LIABILITIES SUBJECT TO COMPROMISE                                      0          197,411

  Common stock ($0.10 par value)                                       0                0
  Additional paid in capital                                     106,500           91,500
  Retained earnings (deficit)                                   (170,129)         (54,894)
                                                           --------------  --------------

TOTAL LIABILITIES & STOCKHOLDERS' EQUITY                    $     33,733    $     234,017
                                                           ==============  ==============

Memo:
LIABILITIES SUBJECT TO COMPROMISE
  Notes payable                                             $         0      $    176,231
  Interest payable                                                    0             9,977
  Intercompany payable                                                0            11,203
                                                           -------------   --------------
                                                            $         0      $    197,411
                                                           =============   ==============

NUTRITIONAL SOURCING CORPORATION
CASH RECEIPTS AND DISBURSEMENTS
(Unaudited)
-----------------------------------------------------------------------------
(DOLLARS IN THOUSANDS)

                                              PERIOD                 CUMULATIVE FILING TO DATE
                                 ------------------------------    -----------------------------
                                    FROM AUGUST 10, 2003              FROM SEPTEMBER 4, 2002
                                    TO SEPTEMBER 6, 2003               TO SEPTEMBER 6, 2003
                                 ------------------------------    -----------------------------

                                    ACTUAL          PROJECTED         ACTUAL         PROJECTED
                                 -------------    -------------    ------------    -------------
Cash Receipts:
  Loans and advances (1)          $      731      $         0      $    2,144     $     3,858
                                 -------------    -------------    ------------    -------------

  CASH INFLOWS                           731                0           2,133           3,858
                                 -------------    -------------    ------------    -------------

Cash Disbursements:
  Professional fees                      731                0           2,123           3,840
  U.S. Trustee fees                        0                0              12              18
                                 -------------    -------------    ------------    -------------

  CASH OUTFLOWS                          731                0           2,134           3,858
                                 -------------    -------------    ------------    -------------

  NET CASH INFLOWS (OUTFLOWS)     $        0      $         0      $       11      $        0
                                 =============    =============    ============    =============


(1) All loans and advances were made to NSC by its operating subsidiaries.





























NUTRITIONAL SOURCING CORPORATION
SCHEDULE OF PROFESSIONAL FEES AND EXPENSES
(Unaudited)
-----------------------------------------------------------------------------

                                       FOR THE PERIOD SEPTEMBER 4, 2002 TO SEPTEMBER 6, 2003
                                   -------------------------------------------------------------
                                      BILLED
NAME                                  AMOUNT           PAID           UNPAID           TOTAL
----                               -------------   -------------   -------------   -------------

Alvarez & Marsal                    $ 1,054,985   $      82,031    $     972,954   $   1,054,985

Ashby & Geddes                           25,659           6,183           19,476          25,659

Bowne of Miami                           16,485          16,485                0          16,485

D.F. King & Co., Inc.                     7,527           7,527                0           7,527

Duane Morris LLP                         58,523          50,000            8,523          58,523

Gavin Anderson                           34,459          34,459                0          34,459

Kaye Schoeler LLP                       243,131         243,131                0         243,131

Jeffries & Company                    1,516,801       1,120,801          396,000       1,516,801

Milbank, Tweed, Hadley & McCloy         274,060          32,616          241,444         274,060

R. R. Donnelley Receivables              22,384          22,384                0          22,384

Stroock & Stroock & Lavan LLP           454,034         454,034                0         454,034

United States Trustee                    15,250          11,500            3,750          11,500

Other                                    34,037           3,209           30,828          34,037

Deloitte  & Touche                       25,000               0           25,000          25,000

Wilmington Trust                         49,500          49,500                0          49,500
                                   -------------   -------------   -------------   -------------

TOTAL                               $ 3,831,835     $ 2,133,860     $  1,697,975     $ 3,831,835
                                   =============   =============   =============   =============























NUTRITIONAL SOURCING CORPORATION
SUMMARY OF POSTPETITION TAXES FROM THE PERIOD SEPTEMBER 4, 2002
  TO SEPTEMBER 6, 2003
(Unaudited)
-----------------------------------------------------------------------------
(DOLLARS IN THOUSANDS)


                        Beginning     Amount                                          Ending
                           Tax      Withheld or    Amount       Date      Check No.     Tax
                        Liability     Accrued       Paid        Paid       or EFT    Liability
                       -----------  -----------  ----------  ----------  ----------  ----------
FEDERAL:

  Income:
    Accrued provision   $     482    $       0    $      0        N/A          N/A    $    482
                       -----------  -----------  ----------  ----------  ----------  ----------

TOTAL                   $     482    $       0    $      0        N/A          N/A    $    482
                       ===========  ===========  ==========  ==========  ==========  ==========











































NUTRITIONAL SOURCING CORPORATION
ACCOUNTS RECEIVABLE RECONCILIATION AND AGING
(Unaudited)
-----------------------------------------------------------------------------
(DOLLARS IN THOUSANDS)


                                                                              AS OF
                                                                        SEPTEMBER 6, 2003
                                                                        ------------------
ACCOUNTS RECEIVABLE RECONCILIATION:
  Total Accounts Receivable at the beginning of the reporting period        $     1,647

  + Amounts billed during the period                                                699

  - Amounts collected during the period                                               0
                                                                        ------------------
  Total Accounts Receivable at the end of the reporting period              $     2,346
                                                                        ==================


                                                                               AS OF
                                                                        SEPTEMBER 6, 2003
                                                                        ------------------
ACCOUNTS RECEIVABLE AGING:
  0 - 30 days old                                                           $       699

  31 - 60 days old                                                                  699

  61 - 90 days old                                                                  699

  91+ days old                                                                      249
                                                                        ------------------
  Total Accounts Receivable                                                       2,346

  Amounts considered uncollectible (Bad Debt)                                         0
                                                                        ------------------
  Accounts Receivable (Net)                                                 $     2,346
                                                                        ==================






















                      UNITED STATES BANKRUPTCY COURT
                       FOR THE DISTRICT OF DELAWARE

 CASE NAME: Nutritional Sourcing Corporation    CASE NO.:  02-12550 (PJW)
            --------------------------------               --------------

           FOR THE PERIOD SEPTEMBER 4, 2002 TO SEPTEMBER 6, 2003


                          DEBTOR QUESTIONNAIRE


 1.  Have any assets been sold or transferred outside
     the normal course of business this reporting
     period?  If yes, provide an explanation below.       Yes ( )      No (x)

 2.  Have any funds been disbursed from any account
     other than a debtor in possession account this
     reporting period?  If yes, provide an explanation
     below.                                               Yes ( )      No (x)

 3.  Have all post petition tax returns been timely
     filed?  If no, provide an explanation below.         Yes (x)      No ( )

 4.  Are worker's compensation, general liability
     and other necessary insurance coverages in
     effect?  If no, provide an explanation below.        Yes (x)      No ( )


































                                                                 Exhibit 99.6
                      UNITED STATES BANKRUPTCY COURT
                       FOR THE DISTRICT OF DELAWARE

-----------------------------------------------------------------------------

In re:                                               Case No.:  02-12550 (PJW)
Nutritional Sourcing Corporation

-----------------------------------------------------------------------------

                     MONTHLY OPERATING REPORT FOR THE
               PERIOD SEPTEMBER 7, 2003 TO OCTOBER 4, 2003



      The undersigned declares under penalty of perjury (28 U.S.C. Section
 1746) that this report is true and correct to the best of my knowledge.


Date: December 16, 2003


Nutritional Sourcing Corporation



By: /s/ Daniel J. O'Leary
    ---------------------------
    Daniel J. O'Leary
    Executive Vice President
    And Chief Financial Officer





























NUTRITIONAL SOURCING CORPORATION
U.S. TRUSTEE MONTHLY OPERATING REPORT
FOR THE PERIOD SEPTEMBER 7, 2003 TO OCTOBER 4, 2003

I.  Nutritional Sourcing Corporation (Parent Only)
    Unaudited Special-Purpose Financial Statements

  A. Special-Purpose Statement of Operations for the period
     September 7, 2003 to October 4, 2003
  B. Special-Purpose Balance Sheet as of October 4, 2003 and September 4,
     2002
  C. Cash Receipts and Disbursements for the period September 4, 2002 to October 4, 2003
  D. Schedule of Professional Fees and Expenses for the period
     September 4, 2002 to October 4, 2003
  E. Summary of Post Petition Taxes for the period September 4, 2002 to October 4, 2003
  F. Accounts Receivable Reconciliation and Aging as of October 4, 2003
  G. Bank reconciliations (the company's copies are attached) and copies of Bank statements. *


II.  Debtor Questionnaire































__________________________________________________________________________

* Omitted from Form 8-K.




NUTRITIONAL SOURCING CORPORATION
SPECIAL-PURPOSE STATEMENT OF OPERATIONS
(Unaudited)
-----------------------------------------------------------------------------
(DOLLARS IN THOUSANDS)

                                                                              CUMULATIVE FILING
                                                              PERIOD               TO DATE
                                                        -----------------     -----------------
                                                        SEPTEMBER 7, 2003    SEPTEMBER 4, 2002
                                                               TO                    TO
                                                         OCTOBER 4, 2003       OCTOBER 4, 2003
                                                        -----------------     -----------------
SALES                                                    $          0          $           0

Cost of Sales                                                       0                      0
                                                        -----------------     -----------------

GROSS MARGIN                                                        0                      0

Selling, general and administrative expenses                        0                      0
                                                        -----------------     -----------------

OPERATING PROFIT                                                    0                      0

Interest income (expense):
  Interest income                                                 699                 14,927
  Interest expense: amortization of original
     issue discount                                              (694)                (3,376)
  Reorganization items                                              0                 (6,647)
  Gain from early extinguishment of debt                            0                 36,508
                                                        -----------------     -----------------
Net interest income                                                 5                 41,412
                                                        -----------------     -----------------

NET INCOME (LOSS) BEFORE TAXES                                      5                 41,412

Income Tax expense                                                  0                  1,690
                                                        -----------------     -----------------

NET INCOME (LOSS) BEFORE EARNINGS OF SUBSIDIARIES                   5                 39,722

Equity in earnings (loss) of subsidiaries                      (1,229)              (156,179)
                                                        -----------------     -----------------

NET INCOME (LOSS)                                        $     (1,224)          $   (116,457)
                                                        =================     =================


















NUTRITIONAL SOURCING CORPORATION
SPECIAL-PURPOSE BALANCE SHEET
(Unaudited)
-----------------------------------------------------------------------------
(DOLLARS IN THOUSANDS, EXCEPT SHARE DATA)

                                                                        AS OF
                                                            ------------------------------
                                                              OCTOBER 4,     SEPTEMBER 4,
                                                                 2003            2002
                                                            --------------  --------------
ASSETS

CURRENT ASSETS
  Cash & cash equivalents                                    $         11    $          0
  Accounts receivable                                               3,046           9,662
  Notes receivable, net of Unamortized Premium of
     $1,040 as of September 4, 2002                                     0         161,243
  Prepaid expenses                                                      0           1,660
                                                            --------------  --------------

TOTAL CURRENT ASSETS                                                3,057         172,565

  Bond issue costs - 1993 issue                                         0             426
  Deferred tax asset - original issue discount                          0           1,209
  Notes receivable                                                 90,000               0
  Equity in subsidiaries                                          (59,853)         59,817
                                                            --------------  --------------

TOTAL ASSETS                                                 $     33,204    $    234,017
                                                            ==============  ==============

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
  Interest Payable                                          $      3,024    $       9,977
  Bonds Payable, net of Unamortized Discount of
     $1,052 as of September 4, 2002                                    0          176,231
  Accrued expenses                                                 1,731                0
  Deferred income taxes payable                                      482                0
  Intercompany payable                                             2,819           11,203
                                                           --------------  --------------

TOTAL CURRENT LIABILITIES                                          8,056          197,411

  Notes payable                                                   90,000                0
                                                           --------------  --------------

TOTAL LIABILITIES NOT SUBJECT TO COMPROMISE                       98,056                0

LIABILITIES SUBJECT TO COMPROMISE                                      0          197,411

  Common stock ($0.10 par value)                                       0                0
  Additional paid in capital                                     106,500           91,500
  Retained earnings (deficit)                                   (171,352)         (54,894)
                                                           --------------  --------------

TOTAL LIABILITIES & STOCKHOLDERS' EQUITY                    $     33,204    $     234,017
                                                           ==============  ==============

Memo:
LIABILITIES SUBJECT TO COMPROMISE
  Notes payable                                             $         0      $    176,231
  Interest payable                                                    0             9,977
  Intercompany payable                                                0            11,203
                                                           -------------   --------------
                                                            $         0      $    197,411
                                                           =============   ==============

NUTRITIONAL SOURCING CORPORATION
CASH RECEIPTS AND DISBURSEMENTS
(Unaudited)
-----------------------------------------------------------------------------
(DOLLARS IN THOUSANDS)

                                              PERIOD                 CUMULATIVE FILING TO DATE
                                 ------------------------------    -----------------------------
                                   FROM SEPTEMBER 7, 2003              FROM SEPTEMBER 4, 2002
                                     TO OCTOBER 4, 2003                  TO OCTOBER 4, 2003
                                 ------------------------------    -----------------------------

                                    ACTUAL          PROJECTED         ACTUAL         PROJECTED
                                 -------------    -------------    ------------    -------------
Cash Receipts:
  Loans and advances (1)          $        0      $         0      $    2,144     $     3,858
                                 -------------    -------------    ------------    -------------

  CASH INFLOWS                             0                0           2,144           3,858
                                 -------------    -------------    ------------    -------------

Cash Disbursements:
  Professional fees                        0                0           2,121           3,840
  U.S. Trustee fees                        0                0              12              18
                                 -------------    -------------    ------------    -------------

  CASH OUTFLOWS                            0                0           2,133           3,858
                                 -------------    -------------    ------------    -------------

  NET CASH INFLOWS (OUTFLOWS)     $        0      $         0      $       11      $        0
                                 =============    =============    ============    =============


(1) All loans and advances were made to NSC by its operating subsidiaries.





























NUTRITIONAL SOURCING CORPORATION
SCHEDULE OF PROFESSIONAL FEES AND EXPENSES
(Unaudited)
-----------------------------------------------------------------------------

                                        FOR THE PERIOD SEPTEMBER 4, 2002 TO OCTOBER 4, 2003
                                   -------------------------------------------------------------
                                      BILLED
NAME                                  AMOUNT           PAID           UNPAID           TOTAL
----                               -------------   -------------   -------------   -------------

Alvarez & Marsal                    $ 1,054,985   $      82,031    $     972,954   $   1,054,985

Ashby & Geddes                           25,659           6,183           19,476          25,659

Bowne of Miami                           16,485          16,485                0          16,485

D.F. King & Co., Inc.                     7,527           7,527                0           7,527

Duane Morris LLP                         58,523          50,000            8,523          58,523

Gavin Anderson                           34,459          34,459                0          34,459

Kaye Schoeler LLP                       243,131         243,131                0         243,131

Jeffries & Company                    1,516,801       1,120,801          396,000       1,516,801

Milbank, Tweed, Hadley & McCloy         274,060          32,616          241,444         274,060

R. R. Donnelley Receivables              22,384          22,384                0          22,384

Stroock & Stroock & Lavan LLP           454,034         454,034                0         454,034

United States Trustee                    15,250          11,500            3,750          11,500

Other                                    34,037           3,209           30,828          34,037

Deloitte  & Touche                       25,000               0           25,000          25,000

Wilmington Trust                         49,500          49,500                0          49,500
                                   -------------   -------------   -------------   -------------

TOTAL                               $ 3,831,835     $ 2,133,860     $  1,697,975     $ 3,831,835
                                   =============   =============   =============   =============























NUTRITIONAL SOURCING CORPORATION
SUMMARY OF POSTPETITION TAXES FROM THE PERIOD SEPTEMBER 4, 2002
  TO OCTOBER 4, 2003
(Unaudited)
-----------------------------------------------------------------------------
(DOLLARS IN THOUSANDS)


                        Beginning     Amount                                          Ending
                           Tax      Withheld or    Amount       Date      Check No.     Tax
                        Liability     Accrued       Paid        Paid       or EFT    Liability
                       -----------  -----------  ----------  ----------  ----------  ----------
FEDERAL:

  Income:
    Accrued provision   $     482    $       0    $      0        N/A          N/A    $    482
                       -----------  -----------  ----------  ----------  ----------  ----------

TOTAL                   $     482    $       0    $      0        N/A          N/A    $    482
                       ===========  ===========  ==========  ==========  ==========  ==========











































NUTRITIONAL SOURCING CORPORATION
ACCOUNTS RECEIVABLE RECONCILIATION AND AGING
(Unaudited)
-----------------------------------------------------------------------------
(DOLLARS IN THOUSANDS)


                                                                              AS OF
                                                                         OCTOBER 4, 2003
                                                                        ------------------
ACCOUNTS RECEIVABLE RECONCILIATION:
  Total Accounts Receivable at the beginning of the reporting period        $     2,346

  + Amounts billed during the period                                                700

  - Amounts collected during the period                                               0
                                                                        ------------------
  Total Accounts Receivable at the end of the reporting period              $     3,046
                                                                        ==================


                                                                               AS OF
                                                                         OCTOBER 4, 2003
                                                                        ------------------
ACCOUNTS RECEIVABLE AGING:
  0 - 30 days old                                                           $       700

  31 - 60 days old                                                                  699

  61 - 90 days old                                                                  699

  91+ days old                                                                      948
                                                                        ------------------
  Total Accounts Receivable                                                       3,046

  Amounts considered uncollectible (Bad Debt)                                         0
                                                                        ------------------
  Accounts Receivable (Net)                                                 $     3,046
                                                                        ==================






















                      UNITED STATES BANKRUPTCY COURT
                       FOR THE DISTRICT OF DELAWARE

 CASE NAME: Nutritional Sourcing Corporation    CASE NO.:  02-12550 (PJW)
            --------------------------------               --------------

           FOR THE PERIOD SEPTEMBER 4, 2002 TO OCTOBER 4, 2003


                          DEBTOR QUESTIONNAIRE


 1.  Have any assets been sold or transferred outside
     the normal course of business this reporting
     period?  If yes, provide an explanation below.       Yes ( )      No (x)

 2.  Have any funds been disbursed from any account
     other than a debtor in possession account this
     reporting period?  If yes, provide an explanation
     below.                                               Yes ( )      No (x)

 3.  Have all post petition tax returns been timely
     filed?  If no, provide an explanation below.         Yes (x)      No ( )

 4.  Are worker's compensation, general liability
     and other necessary insurance coverages in
     effect?  If no, provide an explanation below.        Yes (x)      No ( )


































                                                                  Exhibit 99.7
                      UNITED STATES BANKRUPTCY COURT
                       FOR THE DISTRICT OF DELAWARE

-----------------------------------------------------------------------------

In re:                                               Case No.:  02-12550 (PJW)
Nutritional Sourcing Corporation

-----------------------------------------------------------------------------

                     MONTHLY OPERATING REPORT FOR THE
                 PERIOD OCTOBER 5, 2003 TO NOVEMBER 1, 2003



      The undersigned declares under penalty of perjury (28 U.S.C. Section
 1746) that this report is true and correct to the best of my knowledge.


Date: December 16, 2003


Nutritional Sourcing Corporation



By: /s/ Daniel J. O'Leary
    ---------------------------
    Daniel J. O'Leary
    Executive Vice President
    And Chief Financial Officer





























NUTRITIONAL SOURCING CORPORATION
U.S. TRUSTEE MONTHLY OPERATING REPORT
FOR THE PERIOD OCTOBER 5, 2003 TO NOVEMBER 1, 2003

I.  Nutritional Sourcing Corporation (Parent Only)
    Unaudited Special-Purpose Financial Statements

  A. Special-Purpose Statement of Operations for the period
     October 5, 2003 to November 1, 2003
  B. Special-Purpose Balance Sheet as of November 1, 2003 and September 4,
     2002
  C. Cash Receipts and Disbursements for the period September 4, 2002 to November 1, 2003
  D. Schedule of Professional Fees and Expenses for the period
     September 4, 2002 to November 1, 2003
  E. Summary of Post Petition Taxes for the period September 4, 2002 to November 1, 2003
  F. Accounts Receivable Reconciliation and Aging as of November 1, 2003
  G. Bank reconciliations (the company's copies are attached) and copies of Bank statements. *


II.  Debtor Questionnaire































__________________________________________________________________________

* Omitted from Form 8-K.




NUTRITIONAL SOURCING CORPORATION
SPECIAL-PURPOSE STATEMENT OF OPERATIONS
(Unaudited)
-----------------------------------------------------------------------------
(DOLLARS IN THOUSANDS)

                                                                              CUMULATIVE FILING
                                                              PERIOD               TO DATE
                                                        -----------------     -----------------
                                                         OCTOBER 5, 2003      SEPTEMBER 4, 2002
                                                               TO                    TO
                                                         NOVEMBER 1, 2003      NOVEMBER 1, 2003
                                                        -----------------     -----------------
SALES                                                    $          0          $           0

Cost of Sales                                                       0                      0
                                                        -----------------     -----------------

GROSS MARGIN                                                        0                      0

Selling, general and administrative expenses                        0                      0
                                                        -----------------     -----------------

OPERATING PROFIT                                                    0                      0

Interest income (expense):
  Interest income                                                 699                 15,626
  Interest expense: amortization of original
     issue discount                                              (694)                (4,070)
  Reorganization items                                              0                 (6,647)
  Gain from early extinguishment of debt                            0                 36,508
                                                        -----------------     -----------------
Net interest income                                                 5                 41,417
                                                        -----------------     -----------------

NET INCOME (LOSS) BEFORE TAXES                                      5                 41,417

Income Tax (benefit) expense                                     (887)                   803
                                                        -----------------     -----------------

NET INCOME (LOSS) BEFORE EARNINGS OF SUBSIDIARIES                 892                 40,614

Equity in earnings (loss) of subsidiaries                      (2,058)              (158,237)
                                                        -----------------     -----------------

NET INCOME (LOSS)                                        $     (1,166)          $   (117,623)
                                                        =================     =================


















NUTRITIONAL SOURCING CORPORATION
SPECIAL-PURPOSE BALANCE SHEET
(Unaudited)
-----------------------------------------------------------------------------
(DOLLARS IN THOUSANDS, EXCEPT SHARE DATA)

                                                                        AS OF
                                                            ------------------------------
                                                              NOVEMBER 1,     SEPTEMBER 4,
                                                                 2003            2002
                                                            --------------  --------------
ASSETS

CURRENT ASSETS
  Cash & cash equivalents                                    $         11    $          0
  Accounts receivable                                               3,745           9,662
  Notes receivable, net of Unamortized Premium of
     $1,040 as of September 4, 2002                                     0         161,243
  Prepaid expenses                                                      0           1,660
  Deferred tax asset                                                  405
                                                            --------------  --------------

TOTAL CURRENT ASSETS                                                4,161         172,565

  Bond issue costs - 1993 issue                                         0             426
  Deferred tax asset - original issue discount                          0           1,209
  Notes receivable                                                 90,000               0
  Equity in subsidiaries                                          (61,912)         59,817
                                                            --------------  --------------

TOTAL ASSETS                                                 $     32,249    $    234,017
                                                            ==============  ==============

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
  Interest Payable                                          $      3,718    $       9,977
  Bonds Payable, net of Unamortized Discount of
     $1,052 as of September 4, 2002                                    0          176,231
  Accrued expenses                                                 1,731                0
  Intercompany payable                                             2,819           11,203
                                                           --------------  --------------

TOTAL CURRENT LIABILITIES                                          8,268          197,411

  Notes payable                                                   90,000                0
                                                           --------------  --------------

TOTAL LIABILITIES NOT SUBJECT TO COMPROMISE                       98,268                0

LIABILITIES SUBJECT TO COMPROMISE                                      0          197,411

  Common stock ($0.10 par value)                                       0                0
  Additional paid in capital                                     106,500           91,500
  Retained earnings (deficit)                                   (172,519)         (54,894)
                                                           --------------  --------------

TOTAL LIABILITIES & STOCKHOLDERS' EQUITY                    $     32,249    $     234,017
                                                           ==============  ==============

Memo:
LIABILITIES SUBJECT TO COMPROMISE
  Notes payable                                             $         0      $    176,231
  Interest payable                                                    0             9,977
  Intercompany payable                                                0            11,203
                                                           -------------   --------------
                                                            $         0      $    197,411
                                                           =============   ==============

NUTRITIONAL SOURCING CORPORATION
CASH RECEIPTS AND DISBURSEMENTS
(Unaudited)
-----------------------------------------------------------------------------
(DOLLARS IN THOUSANDS)

                                              PERIOD                 CUMULATIVE FILING TO DATE
                                 ------------------------------    -----------------------------
                                     FROM OCTOBER 5, 2003              FROM SEPTEMBER 4, 2002
                                     TO NOVEMBER 1, 2003                  TO NOVEMBER 1, 2003
                                 ------------------------------    -----------------------------

                                    ACTUAL          PROJECTED         ACTUAL         PROJECTED
                                 -------------    -------------    ------------    -------------
Cash Receipts:
  Loans and advances (1)          $        0      $         0      $    2,144     $     3,858
                                 -------------    -------------    ------------    -------------

  CASH INFLOWS                             0                0           2,144           3,858
                                 -------------    -------------    ------------    -------------

Cash Disbursements:
  Professional fees                        0                0           2,121           3,840
  U.S. Trustee fees                        0                0              12              18
                                 -------------    -------------    ------------    -------------

  CASH OUTFLOWS                            0                0           2,133           3,858
                                 -------------    -------------    ------------    -------------

  NET CASH INFLOWS (OUTFLOWS)     $        0      $         0      $       11      $        0
                                 =============    =============    ============    =============


(1) All loans and advances were made to NSC by its operating subsidiaries.





























NUTRITIONAL SOURCING CORPORATION
SCHEDULE OF PROFESSIONAL FEES AND EXPENSES
(Unaudited)
-----------------------------------------------------------------------------

                                        FOR THE PERIOD SEPTEMBER 4, 2002 TO NOVEMBER 1, 2003
                                   -------------------------------------------------------------
                                      BILLED
NAME                                  AMOUNT           PAID           UNPAID           TOTAL
----                               -------------   -------------   -------------   -------------

Alvarez & Marsal                    $ 1,054,985   $      82,031    $     972,954   $   1,054,985

Ashby & Geddes                           25,659           6,183           19,476          25,659

Bowne of Miami                           16,485          16,485                0          16,485

D.F. King & Co., Inc.                     7,527           7,527                0           7,527

Duane Morris LLP                         58,523          50,000            8,523          58,523

Gavin Anderson                           34,459          34,459                0          34,459

Kaye Schoeler LLP                       243,131         243,131                0         243,131

Jeffries & Company                    1,516,801       1,120,801          396,000       1,516,801

Milbank, Tweed, Hadley & McCloy         274,060          32,616          241,444         274,060

R. R. Donnelley Receivables              22,384          22,384                0          22,384

Stroock & Stroock & Lavan LLP           454,034         454,034                0         454,034

United States Trustee                    15,250          11,500            3,750          11,500

Other                                    34,037           3,209           30,828          34,037

Deloitte  & Touche                       25,000               0           25,000          25,000

Wilmington Trust                         49,500          49,500                0          49,500
                                   -------------   -------------   -------------   -------------

TOTAL                               $ 3,831,835     $ 2,133,860     $  1,697,975     $ 3,831,835
                                   =============   =============   =============   =============























NUTRITIONAL SOURCING CORPORATION
SUMMARY OF POSTPETITION TAXES FROM THE PERIOD SEPTEMBER 4, 2002
  TO NOVEMBER 1, 2003
(Unaudited)
-----------------------------------------------------------------------------
(DOLLARS IN THOUSANDS)


                        Beginning     Amount                                          Ending
                           Tax      Withheld or    Amount       Date      Check No.     Tax
                        Liability     Accrued       Paid        Paid       or EFT    Liability
                       -----------  -----------  ----------  ----------  ----------  ----------
FEDERAL:

  Income:
    Accrued provision
      (benefit)         $     482    $    (887)   $      0        N/A          N/A    $   (405)
                       -----------  -----------  ----------  ----------  ----------  ----------

TOTAL                   $     482    $    (887)   $      0        N/A          N/A    $   (405)
                       ===========  ===========  ==========  ==========  ==========  ==========











































NUTRITIONAL SOURCING CORPORATION
ACCOUNTS RECEIVABLE RECONCILIATION AND AGING
(Unaudited)
-----------------------------------------------------------------------------
(DOLLARS IN THOUSANDS)


                                                                              AS OF
                                                                         NOVEMBER 1, 2003
                                                                        ------------------
ACCOUNTS RECEIVABLE RECONCILIATION:
  Total Accounts Receivable at the beginning of the reporting period        $     3,046

  + Amounts billed during the period                                                699

  - Amounts collected during the period                                               0
                                                                        ------------------
  Total Accounts Receivable at the end of the reporting period              $     3,745
                                                                        ==================


                                                                               AS OF
                                                                         NOVEMBER 1, 2003
                                                                        ------------------
ACCOUNTS RECEIVABLE AGING:
  0 - 30 days old                                                           $       699

  31 - 60 days old                                                                  700

  61 - 90 days old                                                                  699

  91+ days old                                                                    1,647
                                                                        ------------------
  Total Accounts Receivable                                                       3,745

  Amounts considered uncollectible (Bad Debt)                                         0
                                                                        ------------------
  Accounts Receivable (Net)                                                 $     3,745
                                                                        ==================






















                      UNITED STATES BANKRUPTCY COURT
                       FOR THE DISTRICT OF DELAWARE

 CASE NAME: Nutritional Sourcing Corporation    CASE NO.:  02-12550 (PJW)
            --------------------------------               --------------

           FOR THE PERIOD SEPTEMBER 4, 2002 TO NOVEMBER 1, 2003


                          DEBTOR QUESTIONNAIRE


 1.  Have any assets been sold or transferred outside
     the normal course of business this reporting
     period?  If yes, provide an explanation below.       Yes ( )      No (x)

 2.  Have any funds been disbursed from any account
     other than a debtor in possession account this
     reporting period?  If yes, provide an explanation
     below.                                               Yes ( )      No (x)

 3.  Have all post petition tax returns been timely
     filed?  If no, provide an explanation below.         Yes (x)      No ( )

 4.  Are worker's compensation, general liability
     and other necessary insurance coverages in
     effect?  If no, provide an explanation below.        Yes (x)      No ( )


































                                                                 Exhibit 99.8
                      UNITED STATES BANKRUPTCY COURT
                       FOR THE DISTRICT OF DELAWARE

-----------------------------------------------------------------------------

In re:                                               Case No.:  02-12550 (PJW)
Nutritional Sourcing Corporation

-----------------------------------------------------------------------------

                     MONTHLY OPERATING REPORT FOR THE
                 PERIOD NOVEMBER 2, 2003 TO NOVEMBER 29, 2003



      The undersigned declares under penalty of perjury (28 U.S.C. Section
 1746) that this report is true and correct to the best of my knowledge.


Date: December 16, 2003


Nutritional Sourcing Corporation



By: /s/ Daniel J. O'Leary
    ---------------------------
    Daniel J. O'Leary
    Executive Vice President
    And Chief Financial Officer





























NUTRITIONAL SOURCING CORPORATION
U.S. TRUSTEE MONTHLY OPERATING REPORT
FOR THE PERIOD NOVEMBER 2, 2003 TO NOVEMBER 29, 2003

I.  Nutritional Sourcing Corporation (Parent Only)
    Unaudited Special-Purpose Financial Statements

  A. Special-Purpose Statement of Operations for the period
     November 2, 2003 to November 29, 2003
  B. Special-Purpose Balance Sheet as of November 29, 2003 and September 4,
     2002
  C. Cash Receipts and Disbursements for the period September 4, 2002 to November 29, 2003
  D. Schedule of Professional Fees and Expenses for the period
     September 4, 2002 to November 29, 2003
  E. Summary of Post Petition Taxes for the period September 4, 2002 to November 29, 2003
  F. Accounts Receivable Reconciliation and Aging as of November 29, 2003
  G. Bank reconciliations (the company's copies are attached) and copies of Bank statements. *


II.  Debtor Questionnaire






























__________________________________________________________________________

* Omitted from Form 8-K.





NUTRITIONAL SOURCING CORPORATION
SPECIAL-PURPOSE STATEMENT OF OPERATIONS
(Unaudited)
-----------------------------------------------------------------------------
(DOLLARS IN THOUSANDS)

                                                                              CUMULATIVE FILING
                                                              PERIOD               TO DATE
                                                        -----------------     -----------------
                                                         NOVEMBER 2, 2003     SEPTEMBER 4, 2002
                                                               TO                    TO
                                                        NOVEMBER 29, 2003     NOVEMBER 29, 2003
                                                        -----------------     -----------------
SALES                                                    $          0          $           0

Cost of Sales                                                       0                      0
                                                        -----------------     -----------------

GROSS MARGIN                                                        0                      0

Selling, general and administrative expenses                        0                      0
                                                        -----------------     -----------------

OPERATING PROFIT                                                    0                      0

Interest income (expense):
  Interest income                                                 699                 16,325
  Interest expense: amortization of original
     issue discount                                              (694)                (4,764)
  Reorganization items                                              0                 (6,647)
  Gain from early extinguishment of debt                            0                 36,508
                                                        -----------------     -----------------
Net interest income                                                 5                 41,422
                                                        -----------------     -----------------

NET INCOME (LOSS) BEFORE TAXES                                      5                 41,422

Income Tax (benefit) expense                                        0                    803
                                                        -----------------     -----------------

NET INCOME (LOSS) BEFORE EARNINGS OF SUBSIDIARIES                   5                 40,619

Equity in earnings (loss) of subsidiaries                          43               (158,196)
                                                        -----------------     -----------------

NET INCOME (LOSS)                                        $         48           $   (117,577)
                                                        =================     =================


















NUTRITIONAL SOURCING CORPORATION
SPECIAL-PURPOSE BALANCE SHEET
(Unaudited)
-----------------------------------------------------------------------------
(DOLLARS IN THOUSANDS, EXCEPT SHARE DATA)

                                                                        AS OF
                                                            ------------------------------
                                                             NOVEMBER 29,     SEPTEMBER 4,
                                                                 2003            2002
                                                            --------------  --------------
ASSETS

CURRENT ASSETS
  Cash & cash equivalents                                    $         11    $          0
  Accounts receivable                                               4,444           9,662
  Notes receivable, net of Unamortized Premium of
     $1,040 as of September 4, 2002                                     0         161,243
  Prepaid expenses                                                      0           1,660
  Deferred tax asset                                                  405
                                                            --------------  --------------

TOTAL CURRENT ASSETS                                                4,860         172,565

  Bond issue costs - 1993 issue                                         0             426
  Deferred tax asset - original issue discount                          0           1,209
  Notes receivable                                                 90,000               0
  Equity in subsidiaries                                          (61,869)         59,817
                                                            --------------  --------------

TOTAL ASSETS                                                 $     32,991    $    234,017
                                                            ==============  ==============

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
  Interest Payable                                          $      4,412    $       9,977
  Bonds Payable, net of Unamortized Discount of
     $1,052 as of September 4, 2002                                    0          176,231
  Accrued expenses                                                   758                0
  Intercompany payable                                             3,792           11,203
                                                           --------------  --------------

TOTAL CURRENT LIABILITIES                                          8,962          197,411

  Notes payable                                                   90,000                0
                                                           --------------  --------------

TOTAL LIABILITIES NOT SUBJECT TO COMPROMISE                       98,962                0

LIABILITIES SUBJECT TO COMPROMISE                                      0          197,411

  Common stock ($0.10 par value)                                       0                0
  Additional paid in capital                                     106,500           91,500
  Retained earnings (deficit)                                   (172,471)         (54,894)
                                                           --------------  --------------

TOTAL LIABILITIES & STOCKHOLDERS' EQUITY                    $     32,991    $     234,017
                                                           ==============  ==============

Memo:
LIABILITIES SUBJECT TO COMPROMISE
  Notes payable                                             $         0      $    176,231
  Interest payable                                                    0             9,977
  Intercompany payable                                                0            11,203
                                                           -------------   --------------
                                                            $         0      $    197,411
                                                           =============   ==============

NUTRITIONAL SOURCING CORPORATION
CASH RECEIPTS AND DISBURSEMENTS
(Unaudited)
-----------------------------------------------------------------------------
(DOLLARS IN THOUSANDS)

                                              PERIOD                 CUMULATIVE FILING TO DATE
                                 ------------------------------    -----------------------------
                                     FROM NOVEMBER 2, 2003              FROM SEPTEMBER 4, 2002
                                     TO NOVEMBER 29, 2003               TO NOVEMBER 29, 2003
                                 ------------------------------    -----------------------------

                                    ACTUAL          PROJECTED         ACTUAL         PROJECTED
                                 -------------    -------------    ------------    -------------
Cash Receipts:
  Loans and advances (1)          $      973      $         0      $    3,117     $     3,858
                                 -------------    -------------    ------------    -------------

  CASH INFLOWS                           973                0           3,117           3,858
                                 -------------    -------------    ------------    -------------

Cash Disbursements:
  Professional fees                      973                0           3,094           3,840
  U.S. Trustee fees                        0                0              12              18
                                 -------------    -------------    ------------    -------------

  CASH OUTFLOWS                          973                0           3,106           3,858
                                 -------------    -------------    ------------    -------------

  NET CASH INFLOWS (OUTFLOWS)     $        0      $         0      $       11      $        0
                                 =============    =============    ============    =============


(1) All loans and advances were made to NSC by its operating subsidiaries.





























NUTRITIONAL SOURCING CORPORATION
SCHEDULE OF PROFESSIONAL FEES AND EXPENSES
(Unaudited)
-----------------------------------------------------------------------------

                                        FOR THE PERIOD SEPTEMBER 4, 2002 TO NOVEMBER 29, 2003
                                   -------------------------------------------------------------
                                      BILLED
NAME                                  AMOUNT           PAID           UNPAID           TOTAL
----                               -------------   -------------   -------------   -------------

Alvarez & Marsal                    $ 1,054,985   $   1,054,985    $           0   $   1,054,985

Ashby & Geddes                           25,659           6,183           19,476          25,659

Bowne of Miami                           16,485          16,485                0          16,485

D.F. King & Co., Inc.                     7,527           7,527                0           7,527

Duane Morris LLP                         58,523          50,000            8,523          58,523

Gavin Anderson                           34,459          34,459                0          34,459

Kaye Schoeler LLP                       243,131         243,131                0         243,131

Jeffries & Company                    1,516,801       1,120,801          396,000       1,516,801

Milbank, Tweed, Hadley & McCloy         274,060          32,616          241,444         274,060

R. R. Donnelley Receivables              22,384          22,384                0          22,384

Stroock & Stroock & Lavan LLP           454,034         454,034                0         454,034

United States Trustee                    15,250          11,500            3,750          11,500

Other                                    34,037           3,209           30,828          34,037

Deloitte  & Touche                       25,000               0           25,000          25,000

Wilmington Trust                         49,500          49,500                0          49,500
                                   -------------   -------------   -------------   -------------

TOTAL                               $ 3,831,835     $ 3,106,814     $    725,021     $ 3,831,835
                                   =============   =============   =============   =============























NUTRITIONAL SOURCING CORPORATION
SUMMARY OF POSTPETITION TAXES FROM THE PERIOD SEPTEMBER 4, 2002
  TO NOVEMBER 29, 2003
(Unaudited)
-----------------------------------------------------------------------------
(DOLLARS IN THOUSANDS)


                        Beginning     Amount                                          Ending
                           Tax      Withheld or    Amount       Date      Check No.     Tax
                        Liability     Accrued       Paid        Paid       or EFT    Liability
                       -----------  -----------  ----------  ----------  ----------  ----------
FEDERAL:

  Income:
    Accrued provision
      (benefit)         $    (405)   $       0    $      0        N/A          N/A    $   (405)
                       -----------  -----------  ----------  ----------  ----------  ----------

TOTAL                   $    (405)   $       0    $      0        N/A          N/A    $   (405)
                       ===========  ===========  ==========  ==========  ==========  ==========











































NUTRITIONAL SOURCING CORPORATION
ACCOUNTS RECEIVABLE RECONCILIATION AND AGING
(Unaudited)
-----------------------------------------------------------------------------
(DOLLARS IN THOUSANDS)


                                                                              AS OF
                                                                         NOVEMBER 29, 2003
                                                                        ------------------
ACCOUNTS RECEIVABLE RECONCILIATION:
  Total Accounts Receivable at the beginning of the reporting period        $     3,745

  + Amounts billed during the period                                                699

  - Amounts collected during the period                                               0
                                                                        ------------------
  Total Accounts Receivable at the end of the reporting period              $     4,444
                                                                        ==================


                                                                               AS OF
                                                                         NOVEMBER 29, 2003
                                                                        ------------------
ACCOUNTS RECEIVABLE AGING:
  0 - 30 days old                                                           $       699

  31 - 60 days old                                                                  699

  61 - 90 days old                                                                  700

  91+ days old                                                                    2,346
                                                                        ------------------
  Total Accounts Receivable                                                       4,444

  Amounts considered uncollectible (Bad Debt)                                         0
                                                                        ------------------
  Accounts Receivable (Net)                                                 $     4,444
                                                                        ==================






















                      UNITED STATES BANKRUPTCY COURT
                       FOR THE DISTRICT OF DELAWARE

 CASE NAME: Nutritional Sourcing Corporation    CASE NO.:  02-12550 (PJW)
            --------------------------------               --------------

           FOR THE PERIOD SEPTEMBER 4, 2002 TO NOVEMBER 29, 2003


                          DEBTOR QUESTIONNAIRE


 1.  Have any assets been sold or transferred outside
     the normal course of business this reporting
     period?  If yes, provide an explanation below.       Yes ( )      No (x)

 2.  Have any funds been disbursed from any account
     other than a debtor in possession account this
     reporting period?  If yes, provide an explanation
     below.                                               Yes (x)      No ( )

 3.  Have all post petition tax returns been timely
     filed?  If no, provide an explanation below.         Yes (x)      No ( )

 4.  Are worker's compensation, general liability
     and other necessary insurance coverages in
     effect?  If no, provide an explanation below.        Yes (x)      No ( )



Explanation to (2) above: The Company's subsidiaries have paid certain professional expenses on behalf of the Company.





























NUTRITIONAL SOURCING CORPORATION
CAUTIONARY STATEMENT WITH RESPECT TO OPERATING REPORTS

------------------------------------------------------------------------------

 The Company cautions readers not to place undue reliance upon the information contained in the monthly operating reports ("Operating Reports"). The Operating Reports contain unaudited information, are limited in scope, cover a limited time period and are in a format prescribed by the applicable bankruptcy laws. There can be no assurance that the Operating Reports are complete. The Operating Reports contain information for periods which may be shorter or otherwise different from those contained in the Company's reports pursuant to the Securities Exchange Act of 1934, as amended ("Exchange
 Act"). Such information may not be indicative of the Company's financial condition or operating results for the periods reflected in the Company's financial statements or in its reports pursuant to the Exchange Act and readers are cautioned to refer to the Exchange Act filings. Moreover, the Operating Reports and other communications from the Company may include forward-looking statements subject to various assumptions regarding the Company's operating performance that may not be realized and are subject to significant business, economic and competitive uncertainties and contingencies, including those described in this report, many of which are beyond the Company's control. Consequently such matters should not be regarded as a representation or warranty by the Company that such matters will be realized or are indicative of the Company's financial condition or operating results for future periods or the periods covered in the Company's reports pursuant to the Exchange Act. Actual results for such periods may differ materially from the information contained in the Operating Reports and the Company undertakes no obligation to update or revise the Operating Reports.

 The Operating Reports, as well as other statements made by the Company, may contain forward-looking statements that reflect, when made, the Company's current views with respect to current events and financial performance. Such forward-looking statements are and will be, as the case may be, subject to many risks, uncertainties and factors relating to the Company's operations and business environment which may cause the actual results of the Company to be materially different from any future results, express or implied, by such forward-looking statements. Factors that could cause actual results to differ materially from these forward-looking statements include, but are not limited to, the following: the ability of the Company to continue as a going concern; the ability of the Company to fund and execute its business plan; and the ability of the Company to attract, motivate and/or retain key executives and associates. Other risk factors are listed from time to time in the Company's SEC reports, including, but not limited to the Annual Report on Form 10-K for the year ended November 1, 2003, the quarterly report on Form 10-Q for the Company's fiscal quarter ended August 9, 2003, and reports subsequently filed by the Company with the SEC. Nutritional Sourcing Corporation disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

 Accordingly, the Company urges that the appropriate caution be exercised with respect to existing and future investments in any of these liabilities and/or securities.